QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.78

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE	PAGE OF PAGES
						J	1 7

2.	AMENDMENT/MODIFICATION NO. P00011		3. EFFECTIVE DATE 02-May-2008	4.	REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6.	ISSUED BY	CODE	M67854	7.	ADMINISTERED BY (If other than item 6)	CODE	S1103A

	MARCORSYSCOM ATTN CT/LYNN FRAZIER 2200 LESTER STREET QUANTICO VA 22134-5010				DCMAATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 20080	SCD:	A

8.	NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)					9A. AMENDMENT OF SOLICITATION NO.

	FORCE PROTECTION INDUSTRIES, INC DAMON WALSH					9B. DATED (SEE ITEM 11)

	9801 HIGHWAY 78, #1 LADSON SC 29456				X	10A. MOD. OF CONTRACT/ORDER NO. M67854-06-C-5162

CODE 1EFH8			FACILITY CODE		X	10B. DATED (SEE ITEM 13) 11-Aug-2006

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13.	THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A:

B. THE ABOVE NUMBERED CONTRACT/ORDER ISMODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a)(3) Mutual Agreement of the Parties

OTHER (Specify type of modification and authority)

E.	IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hamptonc082639
The contract is modified to (1) place 151 Ridgback vehicles on contract; and (2) place spare parts on contract for the Ridgback vehicles.

Except as provided herein, all terms and conditions of the document referenced in Item9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Otis Byrd		DAVID J. HANCE / CONTRACTING OFFICER
Director of Contracts		TEL: (703) 432-5018	EMAIL: david.hance@usmc.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Otis Byrd (Signature of person authorized to sign)	5/15/2008	BY/s/ David J. Hance	19-May-2008
(Signature of Contracting Officer)

EXECPTION TO SF 30 APPROVED BY OIRM 11-84		30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A—SOLICITATION/CONTRACT FORM

        The total cost of this contract was increased by $91,549,216.00 from $189,091,509.16 to $280,640,725.16.

SECTION B—SUPPLIES OR SERVICES AND PRICES

  CLIN 0128 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0128		151	Each	$[***]	$[***]NTE
	Ridgback Vehicles
	FFP
	FMS CASE: UK-P-LTS, MILSTRIP: PUK045/8121/6003/0LTS; RSN: 001;
	PURCHASE REQUEST NUMBER: M6785408RCF0137 AA
	See attached Performance Specification for Ridgback Vehicles
	FOB: Contractor Facility
	FOB: Origin

			NET AMT		$[***]
					$[***]
	ACRN CG
	CIN: 000000000000000000000000000000
CLIN 0129 is added as follows:
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0129		1	Lot	$[***]	$[***]NTE
	Ridgback Spare Parts
	FFP
	FMS CASE: UK-P-LTS, MILSTRIP: PUK044/8121/6011/0LTS; RSN: 002;
	PURCHASE REQUEST NUMBER: M6785408RCF0137 AB
	Detailed list of Ridgback spare parts to be determined during definitization process.
	FOB: Origin

			NET AMT		$[***]
					$[***]
	ACRN CH
	CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION E—INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0128:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0129:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

SECTION F—DELIVERIES OR PERFORMANCE

        The following have been added by full text:

  RIDGBACK DELIVERY SCHEDULE

        The following Delivery Schedule item has been added to CLIN 0128:

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0128	31-AUG-2008	5	FORCE PROTECTION INDUSTRIES, INC. Susan Harp, Program Manager
	30-SEP-2008	10	9802 Hwy 78, Bldg 1 Ladson, SC 29456
	31-OCT-2008	10	Office (843) 574-7157 Mobile (843) 224-3054
	30-NOV-2008	10	susan.harp@forceprotection.net FOB: Origin
	31-DEC-2008	10
	31-JAN-2009	30
	27-FEB-2009	40
	31-MAR-2009	36
The following Delivery Schedule item has been added to CLIN 0129:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0129	POP 31-AUG-2008 TO 31-MAR-2009	N/A	FORCE PROTECTION INDUSTRIES, INC. Susan Harp, Program Manager 9802 Hwy 78, Bldg 1 Ladson, SC 29456 Office (843) 574-7157 Mobile (843) 224-3054 susan.harp@forceprotection.net FOB: Origin

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION G—CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

  As a result of this modification, the total funded amount for this document was increased by $91,549,216.00 from $189,091,509.16 to $280,640,725.16.

CLIN 0128:
Funding on CLIN 0128 is initiated as follows:

  ACRN: CG

  CIN: 000000000000000000000000000000

  Acctng Data: 97-11X8242 2880 000 74 802 0 065916 2D PUK045/8121/6003/0LTS

  Increase: $79,549,216.00

  Total: $79,549,216.00

CLIN 0129:
Funding on CLIN 0129 is initiated as follows:

  ACRN: CH

  CIN: 000000000000000000000000000000

  Acctng Data: 97-11X8242 2880 000 74 802 0 065916 2D PUK044/8121/6011/0LTS

  Increase: $12,000,000.00

  Total: $12,000,000.00

SECTION I—CONTRACT CLAUSES

The following have been added by full text:

  RIDGEBACK PRICING CLAUSES

The following have been added by full text:

  RIDGBACK PROVISIONS

52.216-23 EXECUTION AND COMMENCEMENT OF WORK (APR 1984)

The Contractor shall indicate acceptance of this modification by signing and returning one copy to the Contracting Officer no later than seven (7) calendar days from receipt. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)
In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding 50% of the amount of this modification.

(b)
The maximum amount for which the Government shall be liable if this contract is terminated is 50% of the amount of this modification.

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a)
A fixed-price contract modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a detailed fixed price proposal and cost or pricing data supporting its proposal.

(b)
The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

Submission of detailed proposal:	June 13, 2008
Audit of proposal by DCAA:	July 14, 2008
Technical evaluation received:	July 14, 2008
Negotiations completed:	July 21, 2008
Conract Modificaiton Definitized:	August 11, 2008
(c)
If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)
After the Contracting Officer's determination of price or fee, the contract shall be governed by—

(i)
All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)
All clauses required by law as of the date of the Contracting Officer's determination; and

(iii)
Any other clauses, terms, and conditions mutually agreed upon.

(2)
To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)
The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed 100% of the amount of this not-to-exceed contract modification.

        (End of clause)

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION J—LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been added by full text:

  RIDGBACK PERFORMANCE SPEC

SECTION J—LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The Table of Contents has changed to add Attachment 8, RIDGBACK Performance Specification:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	DATE
Attachment 1	Attachment B:
Performance
Specifications
Attachment 2	Attachment A: Statement of Work
Attachment 3	Attachment 3 OCB	20-DEC-2006
Attachment 4	Attachment 4 FDB
Attachment 5	Attachment 5 MWB	20-DEC-2006
Attachment 6	FSR TOOLS LIST	09-FEB-2007
Attachment 7	BPMTU and Tools list	01-MAY-2007
Attachment 8	RIDGBACK Performance Specification	16-MAY-2008

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QuickLinks

  Exhibit 10.78